Shelton Funds

Supplement to Prospectus dated January 1, 2019

Green California Tax-Free Income Fund

U.S. Government Securities Fund

Short-Term U.S. Government Bond Fund

The United States Treasury Trust

S&P 500 Index Fund

S&P MidCap Index Fund

S&P SmallCap Index Fund

Shelton Core Value Fund

Nasdaq-100 Index Fund

Shelton Green Alpha Fund

March 20, 2019

For each of the U.S. Government Securities Fund, Short-Term U. S. Government Bond Fund, The United States Treasury Trust, and the NASDAQ-100 Index Fund, the parenthetical in the first sentence describing the reimbursement of expenses under the “Fees and Expenses of the Fund” table is revised to read:

“(excluding certain compliance costs, extraordinary expenses such as litigation or merger and reorganization expenses, for example)”

INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE